                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       JANUARY 28, 2000 (JANUARY 14, 2000)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-22495                 75-2230700
-------------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)



                            12404 PARK CENTRAL DRIVE
                               DALLAS, TEXAS 75251
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 340-5000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 14, 2000, Perot Systems Corporation (the "Registrant") completed the sale of its 40% minority equity interest in a Switzerland-based systems and software development company, Systor AG ("Systor") to UBS Capital B.V., a wholly owned subsidiary of UBS AG ("UBS"). UBS was the holder of the remaining 60% interest in Systor. The transaction was effected as a sale of all stock in Systor held by the Registrant to UBS Capital B.V. for a cash purchase price of US$ 55,485,798. The purchase price was the result of negotiations between the Registrant and UBS.

         UBS is the Registrant's largest customer. Approximately 27.3% and 27.2% of the Registrant's revenues were earned in connection with services performed on behalf of UBS and its affiliates for the years ended December 31, 1998 and 1997, respectively. UBS is, as of December 31, 1999, also the beneficial owner of 2,428,403 shares of the Registrant's Class B Common Stock (includes shares and options that are exercisable within 60 days of such date).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information

         The following pro forma condensed consolidated data of the Registrant presents the sale by the Registrant of its 40% interest in Systor (the "Transaction"). The unaudited pro forma condensed consolidated statements of operations have been presented as if the Transaction had occurred at the beginning of each period and the unaudited condensed consolidated balance sheet as of September 30, 1999 has been presented as if the Transaction had occurred on September 30, 1999.

                   PEROT SYSTEMS CORPORATION AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                        (SHARES AND DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                                                 Pro Forma
                                                             Historical         Adjustments
                                                          December 31, 1998    for Disposition         Pro Forma
                                                          -----------------    -----------------    -----------------

Revenue ...............................................   $         993,589    $              --    $         993,589

Costs and expenses:
     Direct cost of services ..........................             787,877                   --              787,877
     Selling, general and administrative expenses .....             140,262                   --              140,262
     Goodwill impairment ..............................               4,135                   --                4,135
                                                          -----------------    -----------------    -----------------
Operating income ......................................              61,315                   --               61,315

Interest income .......................................               4,471                   --                4,471
Interest expense ......................................                (245)                  --                 (245)
Equity in earnings of unconsolidated affiliates .......               7,933               (5,050)(a)            2,883
Other income (expense), net ...........................               2,732                   --                2,732
                                                          -----------------    -----------------    -----------------
Income before taxes ...................................              76,206               (5,050)              71,156
Provision for income taxes ............................              35,741               (2,332)(b)           33,409
                                                          -----------------    -----------------    -----------------

     Net income .......................................   $          40,465    $          (2,718)   $          37,747
                                                          =================    =================    =================


Basic and diluted earnings per common share:
     Basic earnings per common share ..................   $            0.53                         $            0.49
     Weighted average common shares outstanding .......              76,882                                    76,882

     Diluted earnings per common share ................   $            0.42                         $            0.39
     Weighted average diluted common shares
     outstanding ......................................              97,142                                    97,142


(a) Represents the elimination of earnings in Systor reflected in each respective historical income statement.

(b) Represents the elimination of the taxes related to the earnings in Systor for each respective historical income statement.


Note: The gain (net of tax) on the Transaction has not been reflected in the foregoing pro forma presentations.

                            PEROT SYSTEMS CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                        (SHARES AND DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                              Historical           Pro Forma
                                                           Nine Months Ended      Adjustments
                                                          September 30, 1999     for Disposition             Pro Forma
                                                          ------------------    ------------------       ------------------

Revenue ...............................................   $          861,412    $               --       $          861,412

Costs and expenses:
     Direct cost of services ..........................              660,516                    --                  660,516
     Selling, general and administrative expenses .....              125,361                    --                  125,361
                                                          ------------------    ------------------       ------------------
     Operating income .................................               75,535                    --                   75,535

Interest income .......................................                7,743                    --                    7,743
Interest expense ......................................                 (439)                   --                     (439)
Equity in earnings of unconsolidated affiliates .......                6,413                (2,533)(a)                3,880
Other income (expense), net ...........................                 (541)                   --                     (541)
                                                          ------------------    ------------------       ------------------
Income before taxes ...................................               88,711                (2,533)                  86,178
Provision for income taxes ............................               35,484                (1,013)(b)               34,471
                                                          ------------------    ------------------       ------------------

     Net income .......................................   $           53,227    $           (1,520)      $           51,707
                                                          ==================    ==================       ==================


Basic and diluted earnings per common share:
     Basic earnings per common share ..................   $             0.61                             $             0.59
     Weighted average common shares outstanding .......               87,042                                         87,042

     Diluted earnings per common share ................   $             0.47                             $             0.46
     Weighted average diluted common shares
     outstanding ......................................              112,762                                        112,762



(a) Represents the elimination of earnings in Systor reflected in each respective historical income statement.

(b) Represents the elimination of the taxes related to the earnings in Systor for each respective historical income statement.

Note: The gain (net of tax) on the Transaction has not been reflected in the foregoing pro forma presentations.

                            PEROT SYSTEMS CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                     BALANCE SHEET AS OF SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                           ASSETS


                                                                                      Pro Forma
                                                                  Historical         Adjustments
                                                               September 30 1999    for Disposition            Pro Forma
                                                               -----------------   -----------------       -----------------

Current assets:
   Cash and cash equivalents ...............................   $         263,215   $          55,486(a)    $         318,701
   Accounts receivable, net ................................             172,978                  --                 172,978
   Prepaid expenses and other ..............................              59,574                  --                  59,574
                                                               -----------------   -----------------       -----------------
       Total current assets ................................             495,767              55,486                 551,253

Investments in and advances to unconsolidated companies ....              48,872             (13,967)(b)              34,905
Property, equipment and purchased software, net ............              35,322                  --                  35,322
Other assets ...............................................              11,998                  --                  11,998
                                                               -----------------   -----------------       -----------------
       Total assets ........................................   $         591,959   $          41,519       $         633,478
                                                               =================   =================       =================


                                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Account payable .........................................   $          45,429   $              --       $          45,429
   Accrued liabilities .....................................             121,137                  --                 121,137
   Accrued compensation ....................................              43,366                  --                  43,366
   Other current liabilities ...............................              19,076              16,608(c)               35,684
                                                               -----------------   -----------------       -----------------
       Total current liabilities ...........................             229,008              16,608                 245,616

Other long-term liabilities ................................               6,361                  --                   6,361
                                                               -----------------   -----------------       -----------------
       Total liabilities ...................................             235,369              16,608                 251,977
                                                               -----------------   -----------------       -----------------

Stockholders' equity:
       Total stockholders' equity ..........................             356,590              24,911(d)              381,501
                                                               -----------------   -----------------       -----------------
       Total liabilities and stockholders' equity ..........   $         591,959   $          41,519       $         633,478
                                                               =================   =================       =================



(a) Represents the cash which will be received by the Registrant in the Transaction.

(b) Represents the elimination of the investment in Systor AG as of September 30, 1999.

(c) Represents the taxes payable which will be due upon the sale of the Registrant's investment in Systor AG. Taxes payable are calculated as the sales price less the investment times the effective tax rate of 40%.

(d)     Represents the gain on the sale of Systor AG net of taxes to be paid.



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

        (c)      Exhibits

        2.1 Share Purchase Agreement dated January 14, 2000 between Perot Systems Corporation and UBS Capital B.V.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: January 28, 2000               PEROT SYSTEMS CORPORATION



                                            By: /s/ TERRY ASHWILL
                                                --------------------------------
                                                    Terry Ashwill
                                                    Vice President and Chief
                                                    Financial Officer

                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER      DESCRIPTION
     -------     ------------

        2.1      Share Purchase Agreement dated January 14, 2000 between Perot
                 Systems Corporation and UBS Capital B.V.